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                                                                  EXHIBIT 10.4.1

                             FIRST AMENDMENT TO THE

                   AMENDED AND RESTATED TAX SHARING AGREEMENT

         The Amended and Restated Tax Sharing Agreement ("Agreement"), effective as of the first day of the consolidated return year beginning January 1, 2002 by and among Westcorp (FEIN No. 53-0308535) and each of the subsidiaries subscribed thereto, is hereby amended as of January 1, 2003 ("Amendment"). All capitalized terms not herein defined shall have the same meaning as set forth in the Agreement.

                                    RECITALS

         WHEREAS, it is advisable that WestFin Securities Corporation, a California corporation, and a subsidiary of WFS Financial Inc ("WFS"), which is a second tier majority-owned subsidiary of Westcorp is to be removed as a Member from the Agreement; and

         WHEREAS, the Members to the Agreement desire to amend section 4 of the Agreement to include a provision stating that deminimus payments by and among the Members, in the amount of twenty dollars ($20.00) or less, need not be allocated amongst the Members.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and in this Addendum and for other good and sufficient consideration, the Agreement is amended as follows:

         1. WestFin Securities Corporation (FEIN No. 33-0584490) is removed as a Member to the Agreement effective January 1, 2003.

         2. Section 4 of the Agreement is hereby amended and restated in its entirety to read as follows:

         "4.      Each Member shall pay the Parent its allocated consolidated federal income tax liability under this Agreement. Such payment is expressly limited to the portion currently due and payable to the Internal Revenue Service ("IRS"). The timing of such payment shall be consistent with the due date of the payment from each Member if it had been filed on a separate return basis provided that in no event shall payment be made until expiration of any extension that may be in effect as to the Parent. Current payment by any Member to the Parent of that Member's deferred tax liability is expressly forbidden. Each Member benefiting from net operating losses and tax credits shall pay to the Parent its added tax assessment determined under paragraph 2 of the Agreement. The Parent shall pay to each Member with a net operating loss or tax credit during the taxable year its allocable share of the total of the additional amounts due from other Members pursuant to paragraph 2 of this Agreement. Payments for these allocable shares are to be made no later than 30 days after the date of filing of the consolidated federal income tax return for such taxable year. Due to administrative costs of completing cash transfers, deminimus payments by and among the Members, in the amount of twenty dollars ($20.00) or less, need not be allocated amongst the Members."

         Except as amended specifically herein, all terms and conditions of the Agreement, shall remain in full force and effect.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below to be retroactive to and effective as of January 1, 2003.

WESTCORP

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

WESTERN AUTO INVESTMENTS, INC.

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WESTRAN SERVICES CORP.

By: _________________________________________________      Date: _________, 2003
         Shelley M. Chase, President

WESTERN FINANCIAL BANK

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, Vice Chairman &
         President

WFS FINANCIAL INC

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

WFS FINANCIAL AUTO LOANS, INC.

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WFS FINANCIAL AUTO LOANS 2, INC

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WFS INVESTMENTS, INC.

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

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WFS FUNDING, INC.

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WFS RECEIVABLES CORPORATION

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WESTFIN INSURANCE AGENCY, INC.

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

WESTHRIFT LIFE INSURANCE COMPANY

By: _________________________________________________      Date: _________, 2003
         Shelley M. Chase, Vice President

THE HAMMOND COMPANY, THE MORTGAGE BANKERS

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President & Chief Executive
         Officer

WFS WEB INVESTMENTS

By: _________________________________________________      Date: _________, 2003
         Thomas Wolfe, President

WESTERN RECONVEYANCE COMPANY, INC.

By: _________________________________________________      Date: _________, 2003
         J. Keith Palmer, President, Chief Executive
         Officer & Treasurer

WESTERN CONSUMER SERVICES, INC.

By: _________________________________________________      Date: _________, 2003
         Mark Olson, Vice President & Controller

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WESTERN CONSUMER PRODUCTS

By: _________________________________________________      Date: _________, 2003
         Mark Marty, President

WFS RECEIVABLES CORPORATION INC. 2

By: _________________________________________________      Date: _________, 2003
         Mark Olson, Vice President & Controller

WFS RECEIVABLES CORPORATION INC. 3

By: _________________________________________________      Date: _________, 2003
         J. Keith Palmer, Vice President & Treasurer